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                                                                      EXHIBIT B

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                            THE BOATMEN'S NATIONAL BANK OF ST. LOUIS
                  BOATMEN'S AUTO TRUST 1995-A DISTRIBUTION DATE STATEMENT TO
                                         NOTEHOLDERS
                                      DECEMBER 16, 1996

Principal Distribution Amount
Class A-1 Notes:                                 $0.00 ( $ 0.00 per $1,000 original principal amount)
Class A-2 Notes:                         $7,977,509.66 ( $76.39 per $1,000 original principal amount)
Class A-3 Notes:                                 $0.00 ( $ 0.00 per $1,000 original principal amount)

Interest Distribution Amount
Class A-1 Notes:                                  $0.00 ( $0.00 per $1,000 original principal amount)
Class A-2 Notes:                            $182,336.47 ( $1.75 per $1,000 original principal amount)
Class A-3 Notes:                            $516,347.58 ( $5.08 per $1,000 original principal amount)

Note Balance:
   Class A-1 Notes                                                                              $0.00
   Class A-2 Notes                                                                     $29,107,873.49
   Class A-3 Notes                                                                    $101,576,574.00

Note Pool Factor:
   Class A-1 Notes                                                                          0.0000000
   Class A-2 Notes                                                                          0.2787390
   Class A-3 Notes                                                                          1.0000000

Certificate Balance                                                                    $12,137,649.00

Certificate Pool Factor                                                                     1.0000000

Servicing Fee                                                                             $125,666.34
Servicing Fee Per $1,000 Note                                                                   $0.41
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